Confidential Treatment requested by Atlantic Southeast Airlines, Inc., File No.
                                   0-11097


                                        EXHIBIT 10(a)


                          Confidential treatment has been applied
                          for with respect to certain provisions
                          of this Exhibit, which provisions have
                          been omitted from this Exhibit, marked
                          with an asterisk (*) and filed separately with the SEC

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                        [Delta Air Lines Letterhead]

                              February 19, 1987



Mr. John Beiser
Senior Vice President - Sales and Service
Atlantic Southeast Airlines, Inc.
General Offices
1688 Phoenix Parkway
College Park, Georgia 30349

RE: Delta Connection Agreement

Dear John:

Our July 1, 1986 Delta Connection Agreement provides [*]

[*]











If this is acceptable, please sign in the space provided below and return one copy of this letter to me.



                                     Very truly yours,


                                     /s/ W. Whitley Hawkins
                                     -------------------------------
                                     W. Whitley Hawkins
                                     Senior Vice President-Marketing


Agreed to and accepted by
Atlantic Southeast Airlines, Inc.

By:     /s/ John W. Beiser
        --------------------------------------
Title:  Senior Vice President-Sales & Services